                                         LM Institutional Fund Advisors II, Inc.

                                                LM Value Institutional Portfolio
                         Batterymarch U.S. Small Capitalization Equity Portfolio




                                                              Semi-Annual Report
                                                              September 30, 2000

Portfolio Managers' Comments
LM Value Institutional Portfolio

Portfolio Commentary

Monthly and daily volatility remain high both for the fund and for the market. In August the Value Institutional Portfolio rose 8.28%, in September we fell 5.78%. These price changes were not the result of changing business values being reflected in changed stock prices, they reflect changing emotions and attitudes of investors in response to the flow of news into the market.

The decline that began in September continued into the first two weeks of October, giving us six consecutive weeks of a falling stock market. As explained more fully in the Market Commentary section of this report, we think the decline has brought the market to an attractive level of valuation and we are optimistic about returns from the levels reached in the second week of this month.

Our portfolio activity was characteristically muted during the quarter. We sold two of our foreign holdings, Philips and Nokia. Both have performed well for us over the years, and both were trading at valuations we believed fully reflected the solid prospects of those two companies. We also sold Mattel, which performed poorly for us. The company has new management and has finally disposed of its money losing subsidiary The Learning Company. That company, bought for over $3 billion in Mattel stock, fetched exactly zero when it was finally "sold", although Mattel stands to get some consideration if the business ever improves. The stock represented a small position for us and we thought we could more effectively deploy the cash in some companies we owned that we believe have better long-term prospects.

During the quarter we added no new positions, but did add to existing holdings such as Gateway, Albertsons, Kodak, WorldCom, Nextel, and Amazon.com. Subsequent to the quarter's end, we added to our Dell Computer position, as the stock fell to the low 20s in reaction to expectations of slower future growth. Trading at a market multiple for the first time in years, Dell, we think, can grow at over twice the market's rate for the next several years and once again represents good value. As you may recall, we sold a large portion of our Dell holding earlier in the year at considerably higher prices.

The best names in your portfolio this quarter were the financials, which rebounded from the poor results of prior quarters. It appears as if the six interest rate increases the Fed has imposed in the past year are having the desired effect of slowing the economy. The market has begun to believe that perhaps the Fed will begin lowering rates next year, especially if the effect of rising oil prices is to further inhibit economic growth. Any hint of potential Fed easing is, of course, bullish for financials. We are agnostic about the direction of rates, but believe that financials continue to represent solid value and will perform well for us over the next few years.

Before this quarter is over, we will have elected a new President. Many investors grow concerned around election time about the impact a new administration may have on the market. We believe that the administration per se has little market impact; it is the policies that are enacted that count. Those policies, though, are themselves often shaped by the market. The tremendous expansion of equity ownership through 401(k) and stock option plans has democratized the stock market over the past 10 years. It is much harder to pass legislation perceived to be market unfriendly than it was a generation ago. Now when markets react strongly, politicians are often forced to respond. The felt necessity to "do something" about oil prices is a current manifestation of the sensitivity of government to changes in markets. There is, of course, the real risk that governments over-react to normal market fluctuations, but that is balanced by their being unlikely to actively pursue policies that would have a substantial negative market impact. Legislation, no doubt, will continue to be proposed and sometimes passed that could have significant effects on individual industries.

It is always more pleasant to write quarterly letters saying how well the market did and that we did even better than it is to write how the market has spent nine months doing little except drive price-earnings ratios lower. After five years where share prices rose faster than earnings, we are in a year where earnings are rising and share prices aren't. High oil prices and international tensions, higher short-term interest rates, upward pressure on inflation, and the uncer-

LM Value Institutional Portfolio

tainty of an election year, have all taken their toll on the market. The third quarter has also seen the highest level of pre-announced earnings warnings in several years, solid evidence that the economy is slowing. The good news is that the bad news is reflected in the market. At current prices, we believe the market represents good value and your portfolio even better value.

Market Commentary

     "It's not about calling market bottoms. It's about identifying levels of
           ---
attractive valuations."

                                                                    Ed Kerschner
                                        Chief Investment Strategist, PaineWebber
                                                                October 13, 2000

Economists have been able to develop greater understanding about how people make financial decisions by importing insights from psychology, replacing some of the assumptions of classical economics by descriptions of how people actually behave. Maybe next the economists can round up some cognitive scientists and have them investigate the subject of investors' memory, which seems to differ significantly from the everyday variety.

Our memory provides continuity and context to our daily activities, enabling us to recognize familiar situations, see their similarities and differences, integrate experience into a broader context, draw lessons from the past, and so on. Investment memory, though, seems considerably more short-term, selective, and sub-optimal. Normal memory, though far from perfect, allows us to function reasonably effectively; investment memory often fails just when it is most needed. We don't remember that similar situations have occurred in the recent past; we don't put current events in perspective. The result is sub-optimal investment decisions.

When T.S. Eliot said April was the cruelest month, he wasn't thinking about tech stocks, but during April those stocks collapsed, finally bottoming in early May. Spring has often been a good time to sell technology, just as fall has often been a good time to buy. Securities prices seem to have a habit of dropping in September and October, and the fall has seen many important market bottoms. The market crash in October 1929 provided a nice trade into the spring of 1930. More recently, the bear market of l973-74 ended in the fall, the October 1987 crash was a low, the bear market of 1990 bottomed in the fall, and the panic of 1998 saw an October bottom.

We have just finished six straight weeks of decline, beginning on the 1/st/ of September and carrying the market down over 12%. This is the second correction of 10% or more this year; the only other years this decade with two 10% drops were 1990 and 1998. In both years we had external and internal sources of market angst. In 1990 it was war in the Middle East, high oil prices, recession, and the impact of fed tightening. In 1998 it was emerging markets, Russia's default, Long Term Capital Management's collapse, and Fed tightening. Now it is tensions in the Middle East, rising oil prices, earnings warnings, and Fed tightening. There are the rudiments of pattern here. In each case, either the decline in the market itself, or the causes of the decline finally made the front page of the New York Times and other newspapers. By the time market declines (or advances) are front-page news, they usually have run their course.

In the summer of 1983 we had a technology driven new issue boom that drove the NASDAQ to a peak. Over the ensuing 12 months that index fell about 40% before resuming its advance. In 1987 the S&P 500 peaked in August. It fell 40% in 40 days, bottoming with the crash's 20%, one day decline. This year the NASDAQ peaked in the spring at 5,000. By the end of last week, its decline reached 40% peak to trough.

There are of course differences between this decline and the others. Previous shifts from decline to advance have often been catalyzed by a change in Fed policy toward risk. No such change is evident today.

LM Value Institutional Portfolio

October is also when Institutional Investor releases the results of its annual survey of Wall Street analysts, highlighting those voted best in their respective categories. For the first time, Ed Kerschner of Paine Webber was named best strategist, outpolling Abby Joseph Cohen, the justly celebrated Goldman Sachs strategist who has been correctly bullish on the market for the past 10 years. I have long admired Ed's work, which is always quantitatively sound, analytically rigorous, and conceptually interesting. During the tech frenzy this March, he correctly called the top, just as he correctly called the bottom in 1998. This past week, he said the stock market was the most attractive it had been since October 1998. This, like his other market judgments, was not a psychological assessment, nor was it based on his reading of the charts; it was a valuation call. Declining stock prices, positive fundamentals, and a benign macroeconomic environment have combined to produce the best opportunity for excess returns since 1998.

Of course the market may continue lower, fundamentals may deteriorate, oil may rise further, tensions may escalate, the macro-environment may darken. There are always reasons why the market is down, and those reasons dominate investor's consciousness; but current fears are reflected in current prices. Justice Holmes once said people need to be reminded more than they need to be instructed. Once reminded, we remember October has often been a time to be bullish.

As always, we appreciate your support and welcome your comments.

Bill Miller, CFA
Mary Chris Gay
October 14, 2000

Strong Performers                                         Weak Performers
for the Six Months Ended September 30, 2000*              for the Six Months Ended September 30, 2000*
--------------------------------------------------        ---------------------------------------------------------
 1.  Foundation Health Systems, Inc.       +107.8%         1.  Dell Computer Corporation                     -42.9%
 2.  United HealthCare Corporation          +65.6%         2.  Amazon.com, Inc.                              -42.6%
 3.  MGM Mirage Inc.                        +59.1%         3.  Nextel Communications, Inc.                   -36.9%
 4.  MBNA Corporation                       +51.0%         4.  WorldCom, Inc.                                -33.0%
 5.  Washington Mutual, Inc.                +50.2%         5.  Albertson's, Inc.                             -32.3%
 6.  McKesson HBOC, Inc.                    +45.5%         6.  WPP Group plc                                 -31.0%
 7.  MGIC Investment Corporation            +40.1%         7.  General Motors Corporation                    -21.5%
 8.  The Bear Stearns Companies, Inc.       +38.1%         8.  Telefonos de Mexico SA de CV(Telmex)          -20.6%
 9.  The Kroger Co.                         +28.5%         9.  The Chase Manhattan Corporation               -20.5%
10.  Waste Management Inc.                  +27.4%        10.  America Online, Inc.                          -20.1%

*Securities held during the entire period.

Portfolio Managers' Comments
Batterymarch U.S. Small Capitalization Equity Portfolio

Performance

For the six months ended September 30, 2000, the Fund's return was 1.03%, on a net asset value basis, compared with -2.72% for the benchmark, the Russell 2000 Index.

Since the Fund's inception on March 13, 2000, through September 30, 2000, the return was -2.20%, on a net asset value basis, well ahead of the Russell 2000 Index return of -11.07%.

Market Environment

For the six-month period, small capitalization stocks outperformed large caps; the S&P 500 declined -3.60% compared with -2.72% for the Russell 2000.

Among small capitalization issues, value-oriented stocks outperformed growth stocks; the Russell 2000 Value Index rose 9.43% while the Russell 2000 Growth Index declined -11.05%. For the Russell 2000 benchmark, the best performing sectors were Health Services, Health Care, Energy, Utilities and Finance, all of which significantly outperformed the index. The worst performing sectors were Telecommunications and Technology Services, which significantly underperformed the index.

Our stock selection process, which incorporates both growth and value factors, had a positive result for the six months. The Fund benefited from positive stock selection, particularly in the Technology, Technology Services, Utilities and Health Care sectors. In addition, the Fund's underweight in Telecommunications and overweight in Energy, relative to the benchmark, added value.

The six-month period had its share of cross currents. During the second quarter ended June 30, the Fund's return was 2.27%, on a net asset basis, compared with -3.78% for the Russell 2000. Early in the period, rate hike anticipation and the antitrust ruling on Microsoft combined to trigger a sell-off in technology stocks, particularly the Internet-related issues. The Fed raised short-term rates in May. The Nasdaq Composite, which began its retreat in April, lost nearly 12% in May. Small capitalization stocks also lost ground, declining over 11% in the first two months of the quarter. Investors subsequently moved away from the high-flying momentum sectors into defensive value sectors, such as Utilities and Energy. By quarter-end, investor optimism increased that the economy was slowing and the Fed was nearing the end of its rate-raising campaign. As a result, the Nasdaq ran up once again in June, and the Russell 2000 gained nearly 9%.

During the third quarter ended September 30, the Fund's return was -1.21% on a net asset value basis, compared with 1.11% for the Russell 2000. Although the Nasdaq declined during the quarter, small caps outperformed large caps. The Federal Reserve took a wait-and-see stance toward further rate increases after its long campaign to slow the economy and keep inflation in check. Investors again shifted their focus from momentum-driven stocks toward value-oriented stocks as company fundamentals came back into play. By September, investors were worried about the weak Euro, rising oil prices and company preannouncements of earnings shortfalls.

Investment Process

The Batterymarch disciplined investment process incorporates rigorous stock selection and effective risk control. We use a bottom-up quantitative approach to managing equity assets. Our goal is to systematically replicate the investment disciplines of the smart fundamental investor, using quantitative techniques to process large amounts of fundamental data on a broad universe of companies.

Our stock selection model builds a "mosaic" of attributes, as experienced fundamental investors do of the stocks they follow, ranking stocks daily across six dimensions: growth yield, cash flow, expectations, value, technical and corporate signals. The process combines an array of factors, incorporating both growth and value, and the model is

Portfolio Managers' Comments
Batterymarch U.S. Small Capitalization Equity Portfolio

"tuned" according to which factors are most predictive of excess return within a given sector. We optimize daily, using a multifactor risk model. A unique approach to trading, using performance-based basket trading, enhances total returns by ensuring that our best ideas get into each portfolio in a timely, low-cost manner.

The portfolio review process is comprehensive; daily, weekly and monthly reports on performance attribution and portfolio characteristics enable our investment team to examine every component of our investment process--including stock selection, sector weightings and trading--to confirm that they add value both independently and together.

Looking ahead

Valuations for small capitalization stocks remain compelling compared with large caps. With a forward P/E ratio of 13.6x, the Russell 2000 is more attractively valued than the S&P 500 Index with a forward P/E of 22.6x. In addition, the Russell 2000 has a higher two-year earnings growth rate than the S&P 500.

The portfolio is attractively valued compared with its benchmark, with a forward P/E of 13.1x, slightly lower than that of the Russell 2000, and a higher two-year earnings growth rate. The Fund is well diversified across both market cap bands and across 20 industry sectors.

Batterymarch Financial Management, Inc.
October 16, 2000

Strong Performers                                         Weak Performers
for the Six Months Ended September 30, 2000*              for the Six Months Ended September 30, 2000*
--------------------------------------------------        ---------------------------------------------------------------
 1.  Noven Pharmaceuticals, Inc.            +290.9%        1.  Varian Semiconductor Equipment Associates, Inc.     -41.2%
 2.  Career Education Corporation           +154.3%        2.  Cymer, Inc.                                         -38.6%
 3.  Direct Focus, Inc.                     +114.4%        3.  TTI Team Telecom International Ltd.                 -38.3%
 4.  AmeriCredit Corp.                       +76.6%        4.  Advanced Energy Industries, Inc.                    -35.3%
 5.  Biosite Diagnostics Incorporated        +63.6%        5.  CyberOptics Corporation                             -35.3%
 6.  Techne Corporation                      +62.3%        6.  United Stationers Inc.                              -24.7%
 7.  Scholastic Corporation                  +47.5%        7.  Harsco Corporation                                  -23.8%
 8.  Triad Guaranty Inc.                     +46.5%        8.  RADWARE Ltd.                                        -22.6%
 9.  SERENA Software, Inc.                   +44.5%        9.  Littelfuse, Inc.                                    -19.1%
10.  Radian Group Inc.                       +41.7%       10.  The Timken Company                                  -15.8%

*Securities held during the entire period.

Statement of Net Assets
LM Value Institutional Portfolio

September 30, 2000 (Unaudited)
(Amounts in Thousands)
-------------------------------------------------------------------------------------------------------------
                                                                      % of               Shares/     Market
                                                                    Net Assets             Par        Value
                                                                ---------------------------------------------
Common Stock and Equity Interests                                    98.9%
Capital Goods                                                         4.9%
 Manufacturing (Diversified)                                          0.9%
 Danaher Corporation                                                                      114       $   5,657
                                                                                                    ---------
 Waste Management                                                     4.0%
 Waste Management Inc.                                                                  1,420          24,755
                                                                                                    ---------
Communications Services                                               7.7%
 Telecommunications (Cellular/Wireless)                               2.5%
 Nextel Communications, Inc.                                                              335          15,639/A/
                                                                                                    ---------
 Telephone                                                            5.2%
 Telefonos de Mexico SA de CV (Telmex)                                                    182           9,661
 WorldCom, Inc.                                                                           733          22,258/A/
                                                                                                    ---------
                                                                                                       31,919
Consumer Cyclicals                                                   13.9%
 Automobiles                                                          1.6%
 General Motors Corporation                                                               158          10,273
                                                                                                    ---------
 Gaming, Lottery and Parimutuel Companies                             1.8%
 MGM Mirage Inc.                                                                          295          11,253
                                                                                                    ---------
 Lodging/Hotels                                                       2.2%
 Starwood Hotels & Resorts Worldwide, Inc.                                                431          13,466
                                                                                                    ---------
 Retail (Home Shopping)                                               3.5%
 Amazon.com, Inc.                                                                         575          22,086/A/
                                                                                                    ---------
 Retail (Specialty)                                                   2.0%
 Toys "R" Us, Inc.                                                                        752          12,219/A/
                                                                                                    ---------
 Services (Advertising/Marketing)                                     2.8%
 WPP Group plc                                                                          1,434          17,175
                                                                                                    ---------
Consumer Staples                                                       7.3%
 Distributors (Food and Health)                                        2.2%
 McKesson HBOC, Inc.                                                                      454          13,879
                                                                                                    ---------
 Entertainment                                                        0.7%
 Metro-Goldwyn-Mayer, Inc.                                                                175           4,203/A/
                                                                                                    ---------

LM Value Institutional Portfolio

September 30, 2000 (Unaudited)
(Amounts in Thousands)
------------------------------------------------------------------------------------------------------
                                                                   % of             Shares/    Market
                                                                Net Assets           Par       Value
                                                              ----------------------------------------
Common Stocks and Equity Interests (continued)
 Retail (Food Chains)                                                 4.4%
 Albertson's, Inc.                                                                    790       $  16,594
 The Kroger Co.                                                                       474          10,697/A/
                                                                                                ---------
                                                                                                   27,291
Financials                                                           35.4%
 Banks (International)                                                2.3%
 Lloyds TSB Group plc                                                               1,532          14,294
                                                                                                ---------
 Banks (Major Regional)                                               6.6%
 Bank One Corporation                                                                 623          24,048
 FleetBoston Financial Corporation                                                    430          16,777
                                                                                                ---------
                                                                                                   40,825
 Banks (Money Center)                                                 4.1%
 Bank of America Corporation                                                          191          10,015
 The Chase Manhattan Corporation                                                      335          15,450
                                                                                                ---------
                                                                                                   25,465
 Consumer Finance                                                     1.8%
 MBNA Corporation                                                                     287          11,059
                                                                                                ---------
 Financial (Diversified)                                              9.1%
 Citigroup Inc.                                                                       446          24,117
 Fannie Mae                                                                           358          25,619
 Freddie Mac                                                                          124           6,717
                                                                                                ---------
                                                                                                   56,453
 Insurance (Property/Casualty)                                        5.9%
 Berkshire Hathaway Inc. - Class A                                                    .20          12,945/A/
 MGIC Investment Corporation                                                          383          23,402
                                                                                                ---------
                                                                                                   36,347
 Investment Banking/Brokerage                                         1.6%
 The Bear Stearns Companies, Inc.                                                     158           9,954
                                                                                                ---------
Savings and Loan Companies                                            4.0%
 Washington Mutual, Inc.                                                              632          25,152
                                                                                                ---------
Health Care                                                           9.7%
 Health Care (Managed Care)                                           9.7%
 Aetna Inc.                                                                           295          17,144
 Foundation Health Systems, Inc.                                                      531           8,835/A/
 United HealthCare Corporation                                                        345          34,053
                                                                                                ---------
                                                                                                   60,032

LM Value Institutional Portfolio

September 30, 2000 (Unaudited)
(Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------
                                                                     % of             Shares/    Market
                                                                    Net Assets         Par       Value
                                                                  ----------------------------------------
Common Stocks and Equity Interests (continued)
Technology                                                           20.0%
 Computers (Hardware)                                                 9.0%
 Dell Computer Corporation                                                            177         $  5,449/A/
 Gateway, Inc.                                                                        718           33,559/A/
 International Business Machines Corporation                                          153           17,249
                                                                                                  --------
                                                                                                    56,257
 Computers (Peripherals)                                              0.8%
 Storage Technology Corporation                                                       354            4,796/A/
                                                                                                  --------
 Computers (Software/Services)                                        7.3%
 America Online, Inc.                                                                 850           45,673/A/
                                                                                                  --------
 Photography/Imaging                                                  2.9%
 Eastman Kodak Company                                                                435           17,776
                                                                                                  --------
Total Common Stock and Equity Interests
      (Identified Cost $622,942)                                                                   613,898
------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                                                2.1%
Goldman, Sachs & Company
 6.60%, dated 9/29/00, to be repurchased at $6,623 on 10/2/00
(Collateral: $7,299 Fannie Mae mortgage-backed securities,
6%, due 1/1/29, value $6,856)                                                      $6,620            6,620
Morgan Stanley Dean Witter
 6.58%, dated 9/29/00, to be repurchased at $6,623 on 10/2/00
(Collateral: $6,668 Ginnie Mae mortgage-backed securities,
8%, due 9/20/27, value $6,799)                                                      6,619            6,619
                                                                                                  --------
Total Repurchase Agreements (Identified Cost $13,239)                                               13,239
-----------------------------------------------------------------------------------------------------------

LM Value Institutional Portfolio


September 30, 2000 (Unaudited)
(Amounts in Thousands)

-------------------------------------------------------------------------------------------------------------------

                                                                          % of                           Market
                                                                       Net Assets                        Value
                                                                    -----------------------------------------------
Total Investments (Identified Cost $636,181)                             101.0%                       $ 627,137
Other Assets Less Liabilities                                             (1.0)%                         (6,151)
                                                                                                      ---------
Net Assets Consisting Of:
Accumulated paid-in capital applicable to:
 27,137 Institutional Class shares outstanding                                         $422,383
 11,346 Financial Intermediary Class shares outstanding                                 173,199
Undistributed net investment income                                                         808
Accumulated net realized gain/(loss) on investments                                      33,642
Unrealized appreciation/(depreciation) of investments and
 foreign currency transactions                                                           (9,046)

Net Assets                                                               100.0%                       $ 620,986
                                                                                                      =========
Net Asset Value Per Share:
 Institutional Class                                                                                  $   16.14
                                                                                                      =========
 Financial Intermediary Class                                                                         $   16.12
                                                                                                      =========
---------------------------------------------------------------------------------------------------------------

/A/ Non-income producing
N.M. Not meaningful

See Notes to Financial Statements

Statement of Operations
LM Value Institutional Portfolio

(Unaudited)
(Amounts in Thousands)

---------------------------------------------------------------------------------------------
                                                                    For the Six Months ended
                                                                        September 30, 2000
                                                                   --------------------------
Investment Income:
 Dividends/A/                                                                $  3,237
 Interest                                                                         834
                                                                             --------
   Total Income                                                                 4,071
                                                                             --------

Expenses:
 Management fee                                                                 1,854
 Distribution and service fees                                                    230
 Transfer agent and shareholder servicing expense                                  42
 Audit and legal fees                                                              35
 Custodian fees                                                                   118
 Directors' fees                                                                   12
 Registration fees                                                                 35
 Reports to shareholders                                                           27
 Other expenses                                                                     5
                                                                             --------
   Total expenses                                                               2,358
                                                                             --------

Net Investment Income                                                           1,713
                                                                             --------

Net Realized and Unrealized Gain on Investments:
 Realized gain/(loss) on investments and foreign currency transactions         34,510
 Change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                          (41,395)
                                                                             --------

Net Realized and Unrealized Gain on Investments                                (6,885)
                                                                             --------

Change in Net Assets Resulting From Operations                               $ (5,172)
                                                                             ========

--------------------------------------------------------------------------------------

/A/ Net of foreign taxes of $39.
See Notes to Financial Statements

Statement of Changes in Net Assets
LM Value Institutional Portfolio


(Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------
                                                                                  For the Six       For the Year
                                                                                 Months Ended           Ended
                                                                              September 30, 2000   March 31, 2000
                                                                              ------------------   --------------
                                                                                  (Unaudited)
Change in Net Assets:
 Net investment income                                                                  $  1,713         $  1,262
 Net realized gain/(loss) on investments and foreign currency transactions                34,510           23,096
 Change in unrealized appreciation/(depreciaton) of investments
   and foreign currency translations                                                     (41,395)          13,963
                                                                                        --------         --------
 Change in net assets resulting from operations                                           (5,172)          38,321
Distributions to shareholders:
  From net investment income:
     Institutional Class                                                                  (1,286)            (618)
     Financial Intermediary Class                                                           (324)             (52)
  From net realized gain on investments:
     Institutional Class                                                                 (17,063)            (939)
     Financial Intermediary Class                                                         (6,824)            (139)
Change in net assets from Fund share transactions:
     Institutional Class                                                                  27,126          293,634
     Financial Intermediary Class                                                         10,846          148,927
                                                                                        --------         --------
Change in net assets                                                                       7,303          479,134

Net Assets:
 Beginning of period                                                                     613,683          134,549
                                                                                        --------         --------
 End of period (including undistributed net investment income
   of $808 and $705, respectively)                                                      $620,986         $613,683
                                                                                        ========         ========

Financial Highlights
LM Value Institutional Portfolio

Contained below is per share operating data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Institutional Class
                                                                   ---------------------------------------------------------------
                                                                    Six Months Ended        Year Ended       September 22, 1998/A/
                                                                   September 30, 2000*    March 31, 2000       to March 31, 1999
                                                                   -------------------    --------------     ---------------------
Per Share Operating Performance:
    Net asset value, beginning of period                               $  16.94             $  15.85                $  10.00
                                                                       --------             --------                --------
    Net investment income                                                  0.05                 0.05                    0.04/B/
    Net realized and unrealized gain/(loss) on investments
      and foreign currency transactions                                   (0.17)                1.17                    5.83
                                                                       --------             --------                --------
    Total from investment operations                                      (0.12)                1.22                    5.87
                                                                       --------             --------                --------
    Distributions to shareholders from:
      Net investment income                                               (0.05)               (0.05)                  (0.02)
      Net realized gain on investments                                    (0.63)               (0.08)                     --
                                                                       --------             --------                --------
    Total distributions                                                   (0.68)               (0.13)                  (0.02)
                                                                       --------             --------                --------
    Net asset value, end of period                                     $  16.14             $  16.94                $  15.85
                                                                       ========             ========                ========
    Total return                                                          -0.65%/D/             7.74%                  58.81%/D/

Ratios/Supplemental Data:
    Ratios to average net assets
      Expenses                                                             0.69%/E/             0.75%                   0.75%/B,E/
      Net investment income                                                0.63%/E/             0.44%                   0.84%/B,E/
    Portfolio turnover rate                                                44.7%/E/             23.1%                   28.6%/E/
    Net assets, end of period (in thousands)                           $ 438,071            $433,036                $115,798

--------------------------------------------------------------------------------
/A/  Commencement of operations.
/B/ Net of fees waived or reimbursements made by the Advisor in excess of a voluntary expense limitation of 0.75% until July 31, 1999. If no fees had been waived, the annualized ratio of expenses to average daily net assets for the period would have been 1.08%.
/C/ Net of fees waived or reimbursements made by the Advisor in excess of a contractual expense limitation of 1.00% until August 1, 2000. If no fees had been waived, the annualized ratio of expenses to average daily net assets for the year ended March 31, 2000 would have been 1.01% and for the period ended March 31, 1999 would have been 1.33%.
/D/  Not annualized
/E/  Annualized
*    Unaudited

See Notes to Financial Statements

                         Financial Intermediary Class
      -------------------------------------------------------------------------------------
      Six Months Ended                   Year Ended                     October 22, 1998/A/
      September 30, 2000*              March 31, 2000                    to March 31, 1999
      -------------------              --------------                   -------------------
       $  16.93                           $  15.86                          $  10.71
       --------                           --------                          --------
           0.03                               0.02/C/                           0.03/C/

          (0.18)                              1.15                              5.14
       --------                           --------                          --------
          (0.15)                              1.17                              5.17
       --------                           --------                          --------

          (0.03)                             (0.02)                            (0.02)
          (0.63)                             (0.08)                               --
       --------                           --------                          --------
          (0.66)                             (0.10)                            (0.02)
       --------                           --------                          --------
       $  16.12                           $  16.93                          $  15.86
       --------                           --------                          --------
          -0.82%/D/                           7.41%                            48.32%/D/



           0.94%/E/                           1.00%/C/                          1.00%/C,E/
           0.38%/E/                           0.22%/C/                          0.43%/C,E/
           44.7%/E/                           23.1%                             28.6%/E/
       $182,915                           $180,647                          $ 18,751



--------------------------------------------------------------------------------
Statement of Net Assets

Statement of Net Assets
Batterymarch U.S. Small Capitalization Equity Portfolio

September 30, 2000 (Unaudited)
(Amounts in Thousands)

--------------------------------------------------------------------------------
                                         % of         Shares/       Market
                                       Net Assets       Par          Value
                                       -----------------------------------------

Common Stock and Equity Interests        93.0%
Basic Materials                           5.0%
  Chemicals                               0.2%
  W. R. Grace & Co.                                      13            $   89/A/
                                                                       ------

  Chemicals (Specialty)                   0.6%
  Minerals Technologies Inc.                              4               189
  NL Industries, Inc.                                     3                57
                                                                       ------
                                                                          246
  Containers & Packaging (Paper)          0.8%
  Pactiv Corporation                                     30               335/A/
                                                                       ------

  Household Furnishings and Appliances    0.4%
  Lennox International Inc.                              18               164
                                                                       ------

  Industrial Services                     1.6%
  Harsco Corporation                                     15               329
  Olin Corporation                                       19               304
                                                                       ------
                                                                          633
  Metals                                  1.4%
  Commercial Metals Company                              11               285
  Reliance Steel & Aluminum Co.                          10               213
  The Timken Company                                      6                81
                                                                       ------
                                                                          579
Capital Goods                             5.8%
  Electrical Equipment                    0.8%
  Technitrol, Inc.                                        3               303
                                                                       ------

  Homebuilding                            0.3%
  NVR, Inc.                                               2               138/A/
                                                                       ------
  Machinery (Diversified)                 0.4%
  Milacron Inc.                                          12               160
                                                                       ------
  Manufacturing (Specialized)             4.3%
  Advanced Energy Industries, Inc.                        4               129/A/
  Cognex Corporation                                      7               288/A/
  Cymer, Inc.                                             8               239/A/
  Mitel Corporation                                      24               496/A/
  Nanometrics Incorporated                                5               262/A/
  Silicon Valley Group, Inc.                             12               316/A/
  Varian Semiconductor
   Equipment Associates, Inc.                             1                48/A/
                                                                       ------
                                                                        1,778

Batterymarch U.S. Small Capitalization Equity Portfolio


September 30, 2000 (Unaudited)
(Amounts in Thousands)

--------------------------------------------------------------------------------

                                              % of           Shares/    Market
                                           Net Assets          Par       Value
                                       -----------------------------------------
Common Stocks and Equity
 Interests (continued)

Communications Services                       1.8%
  Telecommunications (Cellular/Wireless)      1.8%
  Glenayre Technologies, Inc.                                 13       $ 139/A/
  Inet Technologies, Inc.                                      3          94/A/
  Millicom International Cellular S.A.                         7         263/A/
  TTI Team Telecom International Ltd.                          7         139/A/
  Wire One Technologies, Inc.                                  9         103/A/
                                                                       -----
                                                                         738
Consumer Cyclicals                           17.4%
  Advertising                                 0.8%
  ADVO, Inc.                                                  10         337/A/
                                                                       -----
  Broadcasting (TV, Radio & Cable)            0.5%
  XM Satellite Radio Holdings Inc.                             5         224/A/
                                                                       -----
  Cable and Media                             0.1%
  Insight Communications Company, Inc.                         2          28/A/
                                                                       -----

  Commercial Services                         1.3%
  F. Y. I. Incorporated                                       12         445/A/
  Regis Corporation                                            6          84
                                                                       -----
                                                                         529
  Consumer Products                           1.3%
  Alberto-Culver Company                                      13         375
  Direct Focus, Inc.                                           4         153/A/
                                                                       -----
                                                                         528
  Consumer Services                           0.5%
  Dollar Thrifty Automotive Group, Inc.                       10         188/A/
                                                                       -----

  Educational Services                        1.5%
  Career Education Corporation                                 8         362/A/
  Learning Tree International, Inc.                            3         138/A/
  ProsoftTraining.com                                          7         100/A/
                                                                       -----
                                                                         600
  Household Furnishings and Appliances        1.8%
  Mohawk Industries, Inc.                                     20         434/A/
  Salton, Inc.                                                10         317/A/
                                                                       -----
                                                                         751
  Leisure Time (Products)                     1.9%
  SCP Pool Corporation                                        13         377/A/
  WMS Industries Inc.                                         18         412/A/
                                                                       -----
                                                                         789

Batterymarch U.S. Small Capitalization Equity Portfolio


September 30, 2000 (Unaudited)
(Amounts in Thousands)

--------------------------------------------------------------------------------
                                                % of        Shares/      Market
                                             Net Assets       Par         Value
                                             -----------------------------------
Common Stocks and Equity
   Interests (continued)

  Office Equipment and Supplies                 0.5%
  United Stationers Inc.                                      8         $ 212/A/
                                                                        -----

  Publishing                                    1.2%
  Martha Stewart Living Omnimedia, Inc.                       7           194/A/
  Scholastic Corporation                                      4           279/A/
                                                                        -----
                                                                          473
  Retail                                        0.6%
  InterTAN, Inc.                                             16           235/A/
                                                                        -----

  Retail (Specialty-Apparel)                    2.0%
  Chico's FAS, Inc.                                           5           170/A/
  Footstar, Inc.                                              7           219/A/
  Kenneth Cole Productions, Inc.                              6           205/A/
  The Talbots, Inc.                                           3           212
                                                                        -----
                                                                          806
  Retail (Specialty)                            1.4%
  Coldwater Creek Inc.                                        9           230/A/
  Michaels Stores, Inc.                                       2            84/A/
  The Neiman Marcus Group, Inc.                               8           256/A/
                                                                        -----
                                                                          570
  Services (Commercial and Consumer)            1.6%
  Administaff, Inc.                                           2           129/A/
  Hall, Kinion & Associates, Inc.                             2            42/A/
  Lightbridge, Inc.                                           5            63/A/
  Penton Media, Inc.                                          8           212
  TeleTech Holdings, Inc.                                     9           230/A/
                                                                        -----
                                                                          676
  Textiles (Apparel)                            0.4%
  Columbia Sportswear Company                                 4           179/A/
                                                                        -----

Energy                                          7.1%
  Gas and Pipeline Utilities                    0.5%
  Equitable Resources, Inc.                                   3           203
                                                                        -----

  Oil Field Services                            0.7%
  Trico Marine Services, Inc.                                18           288/A/
                                                                        -----

  Oil and Gas (Drilling and Equipment)          0.7%
  Marine Drilling Companies, Inc.                            10           294/A/
                                                                        -----

Batterymarch U.S. Small Capitalization Equity Portfolio


September 30, 2000 (Unaudited)
(Amounts in Thousands)

--------------------------------------------------------------------------------
                                             % of          Shares/       Market
                                          Net Assets         Par          Value
                                          --------------------------------------
Common Stocks and Equity
 Interests (continued)

  Oil and Gas (Exploration and Production)    5.2%
  Chesapeake Energy Corporation                              55        $  395/A/
  Patterson Energy, Inc.                                     13           457/A/
  St. Mary Land & Exploration Company                         9           210
  The Houston Exploration Company                            21           530/A/
  Vintage Petroleum, Inc.                                    23           523
                                                                       ------
                                                                        2,115
Financials                                   20.8%
  Banks (Major Regional)                      2.7%
  City National Corporation                                  11           436
  East West Bancorp, Inc.                                    22           438
  Hibernia Corporation                                       19           227
                                                                       ------
                                                                        1,101
  Brokerage                                   0.6%
  Southwest Securities Group, Inc.                            9           257
                                                                       ------

  Consumer Finance                            1.0%
  AmeriCredit Corp.                                          14           406/A/
                                                                       ------

  Insurance (Life/Health)                     2.7%
  Delphi Financial Group, Inc.                               11           454/A/
  The MONY Group Inc.                                        16           642
                                                                       ------
                                                                        1,096
  Insurance (Multi-Line)                      1.2%
  StanCorp Financial Group, Inc.                             12           500
                                                                       ------

  Insurance (Property/Casualty)               1.9%
  RenaissanceRe Holdings Ltd.                                 7           435
  The Commerce Group, Inc.                                   12           356
                                                                       ------
                                                                          791
  Investment Management                       2.7%
  Affiliated Managers Group, Inc.                             4           234/A/
  BlackRock, Inc.                                            13           422/A/
  The John Nuveen Company                                     9           445
                                                                       ------
                                                                        1,101
  Miscellaneous                               1.7%
  Metris Companies Inc.                                       9           354
  Radian Group Inc.                                           2           121
  Triad Guaranty Inc.                                         7           208/A/
                                                                       ------
                                                                          683

Batterymarch U.S. Small Capitalization Equity Portfolio

September 30, 2000 (Unaudited)
(Amounts in Thousands)

--------------------------------------------------------------------------------

                                                               % of          Shares/           Market
                                                            Net Assets         Par              Value
                                                        ------------------------------------------------
Common Stocks and Equity Interests (continued)

  Real Estate Investment Trusts                               5.0%
  Amli Residential Properties Trust                                              11            $   257
  Bedford Property Investors, Inc.                                               18                361
  CBL & Associates Properties, Inc.                                              16                391
  Colonial Properties Trust                                                      14                370
  Highwoods Properties, Inc.                                                     18                416
  IRT Property Company                                                           10                 84
  MeriStar Hospitality Corporation                                                9                186
                                                                                               -------
                                                                                                 2,065
  Savings and Loan Companies                                  1.3%
  Dime Bancorp, Inc.                                                              8                181
  Richmond County Financial Corp.                                                15                361
                                                                                               -------
                                                                                                   542
Health Care                                                  12.0%
  Biotechnology                                               0.4%
  Diversa Corporation                                                             6                159/A/
                                                                                               -------

  Health Care (Drugs/Major Pharmaceuticals)                   0.9%
  Noven Pharmaceuticals, Inc.                                                     3                128/A/
  SICOR Inc.                                                                     23                234/A/
                                                                                               -------
                                                                                                   362
  Health Care (Managed Care)                                  2.0%
  Coventry Health Care, Inc.                                                     24                369/A/
  Mid Atlantic Medical Services, Inc.                                            22                334/A/
  PacificCare Health Systems, Inc.                                                4                126/A/
                                                                                               -------
                                                                                                   829
  Health Care (Medical Products and Supplies)                 3.9%
  Biosite Diagnostics Incorporated                                                5                179/A/
  Invacare Corporation                                                           17                556
  Owens & Minor, Inc.                                                            18                284
  Packard BioScience Company                                                     10                203/A/
  Techne Corporation                                                              1                 56/A/
  Varian, Inc.                                                                    8                327/A/
                                                                                               -------
                                                                                                 1,605
  Health Care (Specialized Services)                          4.8%
  Charles River Laboratories International, Inc.                                 11                367/A/
  Datascope Corp.                                                                 1                 34
  First Health Group Corp.                                                        7                226/A/
  Oxford Health Plans, Inc.                                                       3                 83/A/
  Syncor International Corporation                                                4                140/A/
  Trigon Healthcare, Inc.                                                         3                131/A/
  Universal Health Services, Inc.                                                 7                565/A/
  Varian Medical Systems, Inc.                                                   10                447/A/
                                                                                               -------
                                                                                                 1,993

Batterymarch U.S. Small Capitalization Equity Portfolio


September 30, 2000 (Unaudited)
(Amounts in Thousands)

--------------------------------------------------------------------------------

                                                             % of            Shares/          Market
                                                          Net Assets          Par              Value
                                                          ------------------------------------------
Common Stocks and Equity Interests (continued)

Miscellaneous                                               0.9%
  Miscellaneous Manufacturing                               0.5%
  Measurement Specialties, Inc.                                                 4            $    213/A/
                                                                                               ------

  Multi-Industry                                            0.4%
  Kaman Corporation                                                            14                 174
                                                                                               ------

Technology                                                 14.2%
  Computers (Software/Services)                            10.3%
  Actuate Corporation                                                           7                 238/A/
  AremisSoft Corporation                                                        5                 188/A/
  Aspen Technology, Inc.                                                       10                 460/A/
  CryptoLogic Inc.                                                              9                 118/A/
  Documentum, Inc.                                                              1                 106/A/
  Forrester Research, Inc.                                                      7                 414/A/
  Informatica Corporation                                                       3                 280/A/
  JDA Software Group, Inc.                                                     15                 194/A/
  Keynote Systems, Inc.                                                         2                  64/A/
  Manhattan Associates, Inc.                                                    5                 294/A/
  MatrixOne, Inc.                                                               1                  40/A/
  Metasolv Software, Inc.                                                       1                  57/A/
  Netegrity, Inc.                                                               6                 388/A/
  RADWARE Ltd.                                                                  5                 150/A/
  SERENA Software, Inc.                                                        10                 438/A/
  SonicWall, Inc.                                                              10                 291/A/
  The Descartes Systems Group Inc.                                              6                 272/A/
  WebTrends Corporation                                                         6                 224/A/
                                                                                               ------
                                                                                                4,216
  Electronics                                               1.5%
  Amphenol Corporation                                                          4                 233/A/
  CyberOptics Corporation                                                       7                 120/A/
  KEMET Corporation                                                             6                 163/A/
  Littelfuse, Inc.                                                              3                  98/A/
                                                                                               ------
                                                                                                  614
  Electronics (Semiconductors)                              1.3%
  Exar Corporation                                                              1                 169/A/
  Oak Technology, Inc.                                                         13                 364/A/
                                                                                               ------
                                                                                                  533

Batterymarch U.S. Small Capitalization Equity Portfolio


September 30, 2000 (Unaudited)
(Amounts in Thousands)

--------------------------------------------------------------------------------
                                                    % of     Shares/   Market
                                                 Net Assets    Par     Value
                                               ---------------------------------
Common Stocks and Equity Interests (continued)

  Photography/Imaging                                0.7%
  Orbotech, Ltd.                                              6        $  304/A/
                                                                       ------
  Technology Services                                0.4%
  Ditech Communications Corporation                           4           164/A/
                                                                       ------
Transportation                                       2.7%
  Airlines                                           0.4%
  Frontier Airlines, Inc.                                     8           150/A/
                                                                       ------
  Shipping                                           1.7%
  OMI Corporation                                             6            53/A/
  Teekay Shipping Corporation                                14           647
                                                                       ------
                                                                          700

  Truckers                                           0.6%
  American Freightways Corporation                           15           241/A/
                                                                       ------
Utilities                                            5.3%
  Electric Companies                                 3.3%
  ALLETE                                                     16           354
  El Paso Electric Company                                   42           578/A/
  Public Service Company of New Mexico                       17           448
                                                                       ------
                                                                        1,380
  Natural Gas                                        1.5%
  Energen Corporation                                        15           444
  National Fuel Gas Company                                   3           157
                                                                       ------
                                                                          601
  Telecommunications                                 0.5%
  Time Warner Telecom Inc.                                    4           193/A/
                                                                       ------

Total Common Stock and Equity Interests (Identified Cost $36,600)      38,161
--------------------------------------------------------------------------------

Batterymarch U.S. Small Capitalization Equity Portfolio


September 30, 2000 (Unaudited)
(Amounts in Thousands)

---------------------------------------------------------------------------------------------------------------
                                                                                  % of       Shares/    Market
                                                                               Net Assets      Par      Value
                                                                           ------------------------------------
Repurchase Agreements                                                           3.2%
Goldman, Sachs & Company
  6.60% dated 9/29/00, to be repurchased at $1,311 on 10/2/00
  (Collateral:$1,445 Fannie Mae mortgage-backed securities
  6% due 1/1/29, value $1,358)                                                                $ 1,310    $ 1,310
                                                                                                         -------
Total Repurchase Agreements (Identified Cost $1,310)                                                       1,310
------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost                                              6.2%                     $39,471
Other Assets Less Liabilities                                                   3.8%                       1,572
                                                                                                         -------

Net Assets Consisting Of:
Accumulated paid-in capital applicable to:
  4,194 Institutional Class shares outstanding                                                $40,657
Undistributed net investment income                                                                35
Accumulated net realized gain/(loss) on investments                                            (1,210)
Unrealized appreciation/(depreciation) of investments                                           1,561
                                                                                              -------
Net Assets                                                                    100.0%                     $41,043
                                                                                                         =======
Net Asset Value Per Share:
  Institutional Class                                                                                    $  9.79
                                                                                                         =======
-----------------------------------------------------------------------------------------------------------------

/A/ Non-income producing

See Notes to Financial Statements

Statement of Operations
Batterymarch U.S. Small Capitalization Equity Portfolio


(Unaudited)
(Amounts in Thousands)

--------------------------------------------------------------------------------

                                                            For the Six Months
                                                                  Ended
                                                            September 30, 2000
                                                            ------------------
Investment Income:
 Dividends/A/                                                     $    82
 Interest                                                              36
                                                                  -------
  Total Income                                                        118
                                                                  -------

Expenses:
 Management fee                                                        64
 Transfer agent and shareholder servicing expense                       6
 Audit and legal fees                                                  13
 Custodian fees                                                        39
 Directors' fees                                                        2
 Registration fees                                                     10
 Reports to shareholders                                                1
                                                                  -------
                                                                      135
  Less fees waived                                                    (49)
                                                                  -------
  Total expenses, net of fees waived                                   86
                                                                  -------

Net Investment Income                                                  32
                                                                  -------

Net Realized and Unrealized Gain (Loss) on Investments:
 Realized gain/(loss) on investments                               (1,208)
 Net unrealized appreciation/(depreciation) of investments          1,677
                                                                  -------

Net Realized and Unrealized Gain (Loss) on Investments                469
                                                                  -------

Change in Net Assets Resulting From Operations                    $   501
                                                                  =======

--------------------------------------------------------------------------------
/A/ Net of foreign taxes of $1.

See Notes to Financial Statements

Statement of Changes in Net Assets
Batterymarch U.S. Small Capitalization Equity Portfolio

(Amounts in Thousands)

--------------------------------------------------------------------------------

                                                                  For the Six Months     For the Period
                                                                         Ended         March 13, 2000/A/
                                                                  September 30, 2000   to March 31, 2000
                                                                  ------------------   -----------------
                                                                     (Unaudited)
Change in Net Assets:
 Net investment income                                                  $    32             $    3
 Net realized gain/(loss) on investments                                 (1,208)                (2)
 Net unrealized appreciation/(depreciation) of investments                1,677               (116)
                                                                        -------             ------
 Change in net assets resulting from operations                             501               (115)

 Change in net assets from Fund share transactions                       33,785              6,872
                                                                        -------             ------
 Change in net assets                                                    34,286              6,757

Net Assets:
 Beginning of period                                                      6,757                 --
                                                                        -------             ------
 End of period (including undistributed net investment
   income of $35 and $3, respectively)                                  $41,043             $6,757
                                                                        =======             ======

--------------------------------------------------------------------------------
/A/ Commencement of operations.

See Notes to Financial Statements

Financial Highlights
Batterymarch U.S. Small Capitalization Equity Portfolio

Contained below is per share operating data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                                  For the Six Months                      For the Period
                                                                        Ended                            March 13, 2000/A/
                                                                  September 30, 2000/*/                  to March 31, 2000
                                                                  -------------------                    -----------------
Per Share Operating Performance:
 Net asset value, beginning of period                                   $  9.68                                $10.00
                                                                        -------                                ------
 Net investment income                                                      N.M./B/                               N.M./B/
 Net realized and unrealized gain/(loss) on investments                    0.11                                 (0.32)
                                                                        -------                                ------
 Total from investment operations                                          0.11                                 (0.32)
                                                                        -------                                ------

 Net asset value, end of period                                         $  9.79                                $ 9.68
                                                                        -------                                ------
 Total return                                                              1.03%/C/                             (3.20)%/C/

Ratios/Supplemental Data:
 Ratios to average net assets
   Expenses                                                                0.95%/B,D/                            0.95%/B,D/
   Net investment income                                                   0.35%/B,D/                            3.42%/B,D/
 Portfolio turnover rate                                                  137.7%/D/                               N.M.
 Net assets, end of period (in thousands)                               $41,043                                $6,757

--------------------------------------------------------------------------------
/A/ Commencement of operations
/B/ Net of fees waived and expenses reimbursed by LMIA pursuant to a contractual expense limitation of 0.95% until August 1, 2001. If no fees had been waived or expenses reimbursed by LMIA, the annualized ratio of expenses to average daily net assets for the six months ended September 30, 2000 would have been 1.70% and for the period ended March 31, 2000 would have been 5.70%.
/C/ Not annualized
/D/ Annualized
/*/ Unaudited
N.M. Not meaningful

See Notes to Financial Statements

Notes to Financial Statements

(Unaudited)
(Amounts in Thousands)

1.  Significant Accounting Policies
LM Institutional Fund Advisors II, Inc. ("Corporation"), consisting of the LM Value Institutional Portfolio ("Value Institutional") and the Batterymarch U.S. Small Capitalization Equity Portfolio ("Batterymarch Small Cap") (each a "Portfolio"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each Portfolio consists of two classes of shares: Institutional Class, offered since September 22, 1998, for Value Institutional and since March 13, 2000, for Batterymarch Small Cap; and Financial Intermediary Class, which commenced operations October 22, 1998, for Value Institutional. The income and expenses for each Portfolio are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only to Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Security Valuation
Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities and listed securities, for which no sales price is available, are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Foreign Currency Translation
The Portfolios may invest in foreign securities. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(ii) purchase and sales of investment securities, interest and dividend income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

Investment Income and Distributions to Shareholders

Dividend and interest income and expenses are recorded on the accrual basis. Net investment income for dividend purposes consists of dividends and interest earned, less expenses.

Dividends from net investment income and distributions from capital gains are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually for both Value Institutional and Batterymarch Small Cap. Distributions from net capital gains, if available, will be made annually for both Value Institutional and Batterymarch Small Cap. Additional distributions will be made when necessary.

Investment Transactions
Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 2000, receivables for securities sold and payables for securities purchased for each of the Portfolios were as follows:

                                    Receivable for        Payable for
                                    Securities Sold  Securities Purchased
                                    ---------------  --------------------
           Value Institutional          $2,549              $9,012
           Batterymarch Small Cap        1,072               1,572

Repurchase Agreements
All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Portfolios' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Portfolios' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate potential risks.

Federal Income Taxes
No provision for federal income or excise taxes has been made since the Portfolios intend to continue to qualify as regulated investment companies and distribute substantially all of their taxable income to their shareholders. At September 30, 2000 Batterymarch Small Cap had capital loss carryforwards for federal income tax purposes of $2 expiring in 2008.

Use of Estimates
Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  Portfolio Transactions
For the period ended September 30, 2000, investment transactions (excluding short-term investments) were as follows:

                                                         Proceeds
                                             Purchases  from Sales
                                             ---------  ----------
           Value Institutional               $169,528    $132,601
           Batterymarch U.S. Small Cap         43,364      12,304

At September 3o, 2000, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Portfolio were as follows:


                                     Cost    Appreciation  Depreciation     Net
                                   --------  ------------  -------------  --------
     Value Institutional           $636,181     $58,995      $(68,039)    $(9,044)
     Batterymarch U.S. Small Cap     37,910       3,652        (2,091)      1,561

3.  Transactions With Affiliates
Each Portfolio has a management agreement with LM Institutional Advisors, Inc. ("Manager"). Pursuant to their respective agreements, the Manager provides the Portfolios with management and administrative services for which each Portfolio pays a fee, computed daily and payable monthly, at annual rates of each Portfolio's average daily net assets as shown in the chart that follows.

To the extent the Manager receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, the Manager will pay a Portfolio's Adviser the entire management fee it receives from the Portfolios.

Legg Mason Funds Management, Inc. ("LMFM")serves as investment adviser to Value Institutional and Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to Batterymarch Small Cap. The investment advisers are responsible for the actual investment activity of the Portfolios.

Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA") served as investment adviser to Value Institutional, under compensation arrangements substantially similar to those with the current adviser.

The Manager has, until August 1, 2001, contractually agreed to waive its fees and reimburse expenses in any month to the extent a Portfolio's expenses (exclusive of taxes, interest, brokerage and extraordinary expense) exceed during that month certain annual rates of that Portfolio's average daily net assets as shown in the following chart:

                                                            Six Months Ended              At
                                                           September 30, 2000     September 30, 2000
                                                           ------------------     ------------------
                                  Management    Expense        Management             Management
Fund                                  Fee      Limitation      Fee Waived             Fee Payable
----                              ----------   ----------  ------------------     ------------------
Value Institutional
  Institutional Class                0.60%        0.75%            NA                     $220
  Financial Intermediary Class       0.60%        1.00%            NA                       94

Batterymarch Small Cap               0.70%        0.95%           $49                       15

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by a Portfolio to the Manager to the extent that, from time to time during the next three fiscal years, the repayment will not cause a Portfolio's expenses to exceed the limit, if any, imposed by the Manager at that time. At September 30, 2000 cumulative expenses waived or reimbursed amounted to $78 and $53 for Value Institutional and Batterymarch Small Cap, respectively.

Legg Mason Wood Walker, Incorporated ("LMWW"), a member of the New York Stock Exchange, serves as distributor of the Portfolios. LMWW receives an annual distribution fee, based on each Portfolio's Financial Intermediary Class's average daily net assets, computed daily and payable monthly as follows:

                                                          At September 30, 2000
                                                          ---------------------
                                           Distribution        Distribution
          Fund                                  Fee            Fee Payable
          ----                             ------------        -----------
          Value Institutional
           Financial Intermediary Class        0.25%               $39

No brokerage commissions were paid by the Portfolios to LMWW or its affiliates during the period ended September 30, 2000.

LMFM, LMFA, Batterymarch, LMWW and the Manager are wholly owned subsidiaries of Legg Mason, Inc.

4.  Line of Credit
Each Portfolio, along with certain other Legg Mason Funds, participates in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Portfolio is liable only for principal and interest payments related to borrowings made by that Portfolio. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the period ended September 30, 2000, the Portfolios had no borrowings under the line of credit.

5.  Fund Share Transactions
At September 30, 2000, there were seven billion shares authorized at $0.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                              Reinvestment
                                        Sold                of Distributions         Repurchased          Net Change
                              ------------------------  -----------------------  -------------------  ------------------
                               Shares      Amount         Shares       Amount    Shares     Amount     Shares    Amount
                              ------- ----------------  -----------  ----------  -------  ----------  --------  --------
Value Institutional:
Institutional Class
Six Months ended
 September 30, 2000            5,955      $ 98,889         1,066       $16,921   (5,443)  $ (88,684)    1,578   $ 27,126
Year ended
 March 31, 2000               23,987       382,939            28           430   (5,763)    (89,735)   18,252    293,634

Financial Intermediary
 Class
Six Months ended
 September 30, 2000            1,561      $ 25,797           407       $ 6,449   (1,291)  $ (21,400)      677   $ 10,846
Year ended
 March 31, 2000               10,593       166,462             2            36   (1,108)    (17,571)    9,487    148,927

Batterymarch U.S. Small Cap:
Institutional Class
Six Months ended
 September 30, 2000            3,496      $ 33,785            --       $    --       --   $      --     3,496   $ 33,785
Period ended
 March 31, 2000/A/               698         6,872            --            --       --          --       698      6,872

------------------------------------------------------------------------------------------------------------------------

/A/ March 13, 2000 (commencement of operations) to March 31, 2000.

LM Institutional Fund Advisors II, Inc.

Investment Manager
LM Institutional Advisors, Inc.
P.O. Box 17635
Baltimore, Maryland 21297-1635
1-888-425-6432

Investment Advisers
Legg Mason Funds Management, Inc.
100 Light Street
Baltimore, Maryland 21202

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 22116



   This report is not to be distributed unless preceded or accompanied by a prospectus.

                   Legg Mason Wood Walker, Inc., Distributor